UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                        001-16171              04-3372365
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                       Identification No.)

                  234 BALLARDVALE STREET
                      WILMINGTON, MA                            01887
          (Address of Principal Executive Offices)           (Zip Code)

     Registrant's telephone number, including area code: 978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ]  Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.  Other Events.

         On September 15, 2005, Beacon Power Corporation ("the Company") shipped a one-tenth scale, power flywheel-based energy storage system called the Smart Energy Matrix, under a contract with the California State Energy Resources Conservation and Development Commission.

         The Company issued a press release on September 16, 2005 announcing this event, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

         (c)      Exhibits

         99.1     Press Release dated September 16, 2005

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BEACON POWER CORPORATION



Date:  September 16, 2005                   By:/s/ James M. Spiezio
                                                  -----------------------
                                          Name:  James M. Spiezio
                                         Title:  Vice President and Chief
                                                 Financial Officer